Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

Super Institutional Class (CLIQX)

Clifford Capital Focused Small Cap Value Fund

Investor Class (FSVRX)

Institutional Class (FSVVX)

Super Institutional Class (FSVQX)

Clifford Capital International Value Fund

Investor Class (CIIRX)

Institutional Class (CCIVX)

Super Institutional Class (CIVQX)

(collectively, the “Clifford Funds”)

Each a series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated August 26, 2022

to the Prospectus and Statement of Additional Information for the Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund dated January 31, 2022 and to the Prospectus, Summary Prospectus and Statement of Additional Information for the Clifford Capital International Value Fund dated April 16, 2022

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At a meeting of the Board of Trustees (the “Board”) of World Funds Trust held on August 24, 2022, the Board approved a new investment advisory agreement between the Trust and Clifford Capital Partners, LLC (“CCP”) (the “New Advisory Agreement”). Mr. Wayne G. Pierson, Member/Principal and Chief Financial Officer of CCP has announced his retirement from CCP later in 2022. Mr. Pierson currently owns 30.505% of the outstanding shares of CCP. Mr. Pierson has agreed to sell his shares back to CCP (and certain of its principals) upon his retirement. This transaction will cause a change in control of CCP and an assignment of its advisory agreements with the Clifford Funds which, under the terms of the Investment Company Act of 1940, as amended (the “1940 Act”), automatically terminates the advisory agreements. The New Advisory Agreement was approved by the Board pursuant to the requirements of the 1940 Act.

For CCP to continue to provide investment management services to the Clifford Funds, shareholders of the Funds are required by the 1940 Act to approve the New Advisory Agreement, which is materially the same as the Funds’ current investment advisory agreements with CCP and provides for the same advisory fee. It is anticipated that shareholders of the Funds will receive a proxy statement to approve the New Advisory Agreement with CCP in late-September 2022. A Special Meeting of Shareholders for the Funds is expected to be held on or about November 15, 2022 for shareholders to vote on whether to approve the New Advisory Agreement.

This Supplement and the Prospectuses, Summary Prospectus and Statements of Additional Information each provide relevant information for all shareholders and should be retained for future reference. Both the Prospectuses, the Summary Prospectus and the Statements of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-800-673-0550.